Exhibit 10.72

APN:	005-110-001
Address:	2111 Ortega Hill Road
Case No.:	95-DP-019 RV01
Name:	QAD Inc.

COUNTY OF SANTA BARBARA
AGREEMENT FOR LANDSCAPING AND IMPROVEMENTS

        In consideration for the granting of approvals which require the installation and/or replacement and maintenance of certain landscaping, irrigation and similar improvements for the premises described on the attached Exhibit "A", hereby incorporated by reference, the undersigned, QAD Inc., hereinafter referred to as OWNER(S), agree(s) to complete, install and maintain the landscaping and improvements in accordance with a landscape plan approved by Planning and Development of the County of Santa Barbara, hereinafter COUNTY. Said plan is attached to this agreement as Exhibit "B" and is incorporated by reference.

        OWNER(S) agree(s) to complete and install all such landscaping and improvements, as approved, on or before occupancy clearance. This period may be extended and this provision modified at the discretion of COUNTY. Security must be provided which will conform to any extension. Upon completion of the installation of all landscaping and improvements designated on the landscaping plan, OWNER(S) agree(s) to maintain the landscaping, irrigation and the improvements so long as the development and/or use for which the approval was granted exists or the landscape plan is amended to the satisfaction of Planning and Development.

        OWNER(S) shall provide security in the sum of $513,387.37 for performance security for the installation of said landscaping and improvements, and $356,562.49 for security for maintenance and replacement of said landscaping and improvements for a period of three (3) years from the date of final approval of the installation of all required improvements. If the subject of this agreement is maintained satisfactorily after two (2) years, P&D may release the security. The installation security shall be released upon satisfactory completion of the installation of approved landscaping. Security shall be in a form approved by Planning and Development and the County Counsel. If OWNER(S), his/her/their heirs, and successors, shall in all things attend to, abide by and well and truly keep and perform the covenants, conditions and provisions of this Agreement, and alterations of this Agreement made, and any extensions provided, and shall defend, indemnify and save harmless COUNTY, its officers, agents and employees from all claims of injury, liability and expense associated with such improvements, then the applicable security shall be released, and otherwise it shall be and remain in full force and effect.

        No amendment, alteration, change of requirements, extension of time or addition to the terms of the obligation or the work to be performed under this Agreement or to the specifications for the same, shall in any way reduce the obligations on the security.

        This Agreement is for the benefit of the real property described on the attached Exhibit "A"; shall inure to and benefit OWNER(S) and COUNTY; shall run with and burden said real property; and this obligation shall be a covenant running with the land, binding the OWNER(S), and the heirs, representatives, successors and assigns of OWNER(S).

        In the event that this Agreement is not enforceable as a covenant running with the land, it shall nevertheless be enforceable as an equitable servitude.

        THIS AGREEMENT is made and entered into the 1 day of Nov, 2002.

OWNER(S)
/s/ KATHLEEN M. FISHER as QAD Inc's (owner) Chief Financial Officer
APPROVED AS TO FORM:
STEPHEN SHANE STARK County Counsel
By
Deputy County Counsel	Date
State of California	)
County of Santa Barbara	)ss

On Nov 1, 2002, before me, Araceli Hidalgo, notary public, personally appeared (name of document signer), personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is scribed to the within instrument, and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ ARACELI HIDALGO

[SEAL]

EXHIBIT "A"

THAT PORTION OF A PARCEL OF LAND DESCRIBED IN A GRANT DEED RECORDED NOVEMBER 16, 1999 AS INSTRUMENT NUMBER 99-0091078 OF OFFICIAL RECORDS FILED IN THE OFFICE OF SANTA BARBARA COUNTY RECORDER BEING A STRIP OF LAND 15.00 FEET IN WIDTH, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTHERLY BOUNDARY OF SAID PARCEL OF LAND, SAID POINT BEING THE EASTERLY TERMINUS OF A COURSE DENOTED AS SOUTH 87o22'00" WEST A DISTANCE OF 363.66 FEET; THENCE ALONG THE BOUNDARY OF SAID PARCEL OF LAND, SOUTH 12o26'10" WEST A DISTANCE OF 22.05 FEET; THENCE CONTINUING ALONG THE BOUNDARY OF SAID PARCEL OF LAND, SOUTH 63o42'00" EAST 217.36 FEET TO THE TRUE POINT OF BEGINNING;

THENCE 1ST, LEAVING SAID BOUNDARY, SOUTH 26o49'02" EAST, A DISTANCE OF 23.97 FEET;

THENCE 2ND, SOUTH 72o45'41" EAST, A DISTANCE OF 28.47 FEET;

THENCE 3RD, SOUTH 48o43'00" EAST, A DISTANCE OF 57.09 FEET;

THENCE 4TH, SOUTH 53o13'15" EAST, A DISTANCE OF 62.20 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 25o22'39";

THENCE 5TH, ALONG THE ARC OF SAID CURVE A DISTANCE OF 44.29;

THENCE 6TH, SOUTH 78o35'54" EAST, A DISTANCE OF 22.12 TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 70.00 FEET AND A CENTRAL ANGLE OF 23o15'00";

THENCE 7TH, ALONG THE ARC OF SAID CURVE, A DISTANCE OF 28.41 FEET;

THENCE 8TH, SOUTH 55o20'54" EAST, A DISTANCE OF 135.14;

THENCE 9TH, SOUTH 62o44'23" EAST, A DISTANCE OF 197.27 TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 20.00 FEET AND A CENTRAL ANGLE OF 84o46'44";

THENCE 10TH, ALONG THE ARC OF SAID CURVE A DISTANCE OF 29.59 FEET;

THENCE 11TH, SOUTH 22o02'21" WEST, A DISTANCE OF 60.09 FEET;

THENCE 12TH, SOUTH 23o35'23" EAST, A DISTANCE OF 71.25 FEET;

THENCE 13TH, SOUTH 01o35'29" EAST, A DISTANCE OF 39.16 FEET;

THENCE 14TH, SOUTH 17o30'38" EAST, A DISTANCE OF 35.04 FEET;

THENCE 15TH, SOUTH 00o47'39" WEST, A DISTANCE OF 117.26 FEET;

THENCE 16TH, SOUTH 08o32'10" WEST, A DISTANCE OF 132.11 FEET;

THENCE 17TH, SOUTH 20o17'44" WEST, A DISTANCE OF 63.76 FEET;

THENCE 18TH, SOUTH 48o56'48" WEST, A DISTANCE OF 15.51 FEET;

THENCE 19TH, SOUTH 37o19'27" WEST, A DISTANCE OF 37.38 FEET;

THENCE 20TH, NORTH 21o03'15" WEST, A DISTANCE OF 22.23 FEET;

THENCE 21ST, SOUTH 57o04'17" WEST, A DISTANCE OF 29.89 FEET;

THENCE 22ND, SOUTH 81o09'03" WEST, A DISTANCE OF 27.96 FEET;

THENCE 23RD, NORTH 80o33'37" WEST, A DISTANCE OF 32.26 FEET;

THENCE 24TH, NORTH 65o47'17" WEST, A DISTANCE OF 37.85 FEET;

THENCE 25TH, NORTH 77o20'52" WEST, A DISTANCE OF 40.25 FEET;

THENCE 26TH, NORTH 85o23'23" WEST, A DISTANCE OF 85.77 FEET TO A POINT HEREINAFTER KNOWN AS POINT A;

THENCE 27TH, NORTH 85o23'23" WEST, A DISTANCE OF 20.00 FEET

THENCE 28TH, NORTH 85o23'23" WEST, A DISTANCE OF 49.08 FEET;

THENCE 29TH, NORTH 82o17'45" WEST, A DISTANCE OF 47.43 FEET;

THENCE 30TH, NORTH 80o57'55" WEST, A DISTANCE OF 101.46 FEET;

THENCE 31ST, NORTH 75o38'10" WEST, A DISTANCE OF 117.99 FEET;

THENCE 32ND, NORTH 72o36'13" WEST, A DISTANCE OF 119.56 FEET;

THENCE 33RD, NORTH 75o29'45" WEST, A DISTANCE OF 94.60 FEET;

THENCE 34TH, NORTH 77o42'58" WEST, A DISTANCE OF 74.65 FEET TO A POINT HEREINAFTER KNOWN AS POINT B;

THENCE 35TH, NORTH 77o42'58" WEST, A DISTANCE OF 50.00 FEET

THENCE 36TH, NORTH 74o45'05" WEST, A DISTANCE OF 51.39 FEET;

THENCE 37TH, NORTH 79o23'24" WEST, A DISTANCE OF 23.21 FEET;

THENCE 38TH, NORTH 72o42'45" WEST, A DISTANCE OF 51.15 FEET;

THENCE 39TH, NORTH 77o57'39" WEST, A DISTANCE OF 53.18 FEET;

THENCE 40TH, NORTH 79o53'32" WEST, A DISTANCE OF 172.59 FEET TO A POINT OF HEREINAFTER KNOWN AS POINT C;

THENCE 41ST, NORTH 85o05'46" WEST, A DISTANCE OF 20.00 FEET;

THENCE 42ND, NORTH 85o05'46" WEST, A DISTANCE OF 32.33 FEET;

THENCE 43RD, NORTH 88o29'48" WEST, A DISTANCE OF 64.25 FEET;

THENCE 44TH, NORTH 83o33'55" WEST, A DISTANCE OF 66.28 FEET;

THENCE 45TH, SOUTH 64o41'28" WEST, A DISTANCE OF 23.35 FEET;

THENCE 46TH, SOUTH 44o48'21" WEST, A DISTANCE OF 25.20 FEET;

THENCE 47TH, SOUTH 86o51'34" WEST, A DISTANCE OF 29.79 FEET TO A POINT HEREINAFTER KNOWN AS POINT D;

THENCE 48TH, NORTH 39o38'28" WEST, A DISTANCE OF 47.35 FEET;

THENCE 49TH, NORTH 58o25'42" WEST, A DISTANCE OF 39.76 FEET;

THENCE 50TH, NORTH 31o31'01" WEST, A DISTANCE OF 41.22 FEET;

THENCE 51ST, NORTH 18o51'26" WEST, A DISTANCE OF 58.85 FEET;

THENCE 52ND, NORTH 01o45'02" WEST, A DISTANCE OF 35.67 FEET;

THENCE 53RD, NORTH 38o05'14" EAST, A DISTANCE OF 28.54 FEET;

THENCE 54TH, NORTH 14o41'19" EAST, A DISTANCE OF 92.87 FEET;

THENCE 55TH, NORTH 57o31'03" EAST, A DISTANCE OF 83.51 FEET;

THENCE 56TH, NORTH 72o09'28" EAST, A DISTANCE OF 24.25 FEET;

THENCE 57TH, NORTH 84o13'28" EAST, A DISTANCE OF 8.94 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 62o28'2";

THENCE 58TH, ALONG THE ARC OF SAID CURVE, A DISTANCE OF 218.07 FEET;

THENCE 59TH, NORTH 21o45'06" EAST, A DISTANCE OF 132.62 FEET;

THENCE 60TH, NORTH 33o55'17" EAST, A DISTANCE OF 41.76 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 110.00 FEET AND A CENTRAL ANGLE OF 56o32'09";

THENCE 61ST, ALONG THE ARC OF SAID CURVE A DISTANCE OF 108.54 FEET;

THENCE 62ND, SOUTH 89o32'34" EAST, A DISTANCE OF 179.61 FEET;

THENCE 63RD, NORTH 75o08'18" EAST, A DISTANCE OF 39.48 FEET;

THENCE 64TH, NORTH 87o24'10" EAST, A DISTANCE OF 110.75 FEET;

THENCE 65TH, NORTH 82o00'48" EAST, A DISTANCE OF 88.52 FEET;

THENCE 66TH, SOUTH 79o45'32" EAST, A DISTANCE OF 187.95 FEET TO THE BOUNDARY OF SAID PARCEL OF LAND;

THE SIDELINES OF SAID STRIP ARE SHORTENED OR LENGTHENED SO AS TO TERMINATE AT THE BOUNDARY OF SAID PARCEL OF LAND.

TOGETHER WITH A STRIP OF LAND 5 FEET IN WIDTH, THE NORTHERLY LINE OF WHICH IS PARALLEL AND DISTANT 12.5. FEET NORTHERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT SAID POINT A;

THENCE 1ST, NORTH 85o23'23" WEST, A DISTANCE OF 20.00 FEET.

TOGETHER WITH A STRIP OF LAND 5 FEET IN WIDTH, THE NORTHERLY LINE OF WHICH IS PARALLEL AND DISTANT 12.5. FEET NORTHERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT SAID POINT C;

THENCE 1ST, NORTH 85o05'46" WEST, A DISTANCE OF 20.00 FEET.

TOGETHER WITH A STRIP OF LAND 15 FEET IN WIDTH, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS;

BEGINNING AT SAID POINT D;

THENCE 1ST, NORTH 74o57'43" WEST, A DISTANCE OF 115.31 FEET;

THENCE 2ND, NORTH 37o55'07" WEST, A DISTANCE OF 160.08 FEET TO THE BOUNDARY OF SAID PARCEL OF LAND.

THE SIDELINES OF SAID STRIP ARE SHORTENED OR LENGTHENED SO AS TO TERMINATE AT THE BOUNDARY OF SAID PARCEL OF LAND.

EXCEPTING THERE FROM A STRIP OF LAND 2.50 FEET IN WIDTH, THE NORTHERLY LINE OF WHICH IS PARALLEL AND DISTANT 7.50 FEET NORTHERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT SAID POINT B;

THENCE 1ST, NORTH 77o42'58" EAST, A DISTANCE OF 50.00 FEET.

EXCEPTING THERE FROM A STRIP OF LAND 2.50 FEET IN WIDTH, THE SOUTHERLY LINE OF WHICH IS PARALLEL AND DISTANT 7.50 FEET SOUTHERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT SAID POINT B;

THENCE 1ST, NORTH 77o42'58" WEST, A DISTANCE OF 50.00 FEET.

END OF DESCRIPTION

SEE ATTACHED EXHIBIT

PREPARED BY:
/s/ STEPHEN K. DAVIS 7-25-02 STEPHEN K. DAVIS, PLS 5742 LICENSE EXPIRATION DATE: 12/31/02	[SEAL]